UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811- 07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2013

Date of reporting period:	September 1, 2012 — February 28, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEMMX

Putnam Emerging Markets Equity Fund

Semiannual report
2|28|13

A world of investing.™

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Emerging Markets
Equity Fund

Semiannual report
2 | 28 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Derivatives also involve the risk, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. stock market has set record highs recently, thanks to steadily improving housing and employment data and the Federal Reserve’s pledge to continue to add stimulus until it believes the economy has meaningfully improved. The federal budget battle continues among Washington lawmakers, but investors appear to believe that a resolution will eventually take place.

The by-now familiar risks that have buffeted markets for a few years have not gone away entirely, but they appear to be steadily abating. Europe, while having slumped further into recession, is slowly addressing its sovereign debt problem; China’s economy appears to be improving; and here in the United States economic recovery is underway.

Times like these require a measured, balanced approach to investing. At Putnam, our investment team is actively focused on managing risk while pursuing returns. The guidance of your financial advisor is also important in helping to ensure that your portfolio remains in line with your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in developing economies

The world’s emerging markets — from Mexico and Brazil to Poland and Turkey — offer investors attractive opportunities. These markets can generate sustained economic growth in excess of most developed economies, and are home to stocks of world-class companies.

Putnam Emerging Markets Equity Fund pursues growth by investing mainly in stocks of companies that are located in or generate a majority of their revenues in a country included in the MSCI Emerging Markets Index.

During the 1990s, emerging markets were set back by several high-profile crises, caused in part by an overreliance on capital from abroad and a lack of economic infrastructure to channel capital into productive purposes.

Following these crises, a number of the countries involved implemented structural reforms to stabilize investment and economic development potential.

Over the past decade, emerging markets have benefited from more locally generated economic growth. Infrastructure development, such as the construction of roads, port facilities, and urban centers, has provided many countries with greater production capacity. In addition, a higher level of domestic consumer spending has been a source of more sustainable growth.

The fund seeks to invest in companies benefiting from the rising wealth and infrastructure development in emerging markets. It targets stocks believed to be worth more than their current prices indicate. To identify these stocks, Putnam makes use of its extensive global research capabilities and more than 30 years of experience investing internationally.

Stock selection relies on fundamental research and a thorough process

In selecting holdings for the portfolio, the fund manager works autonomously while taking advantage of Putnam’s global research resources, because investing in emerging economies requires consistent insights from multiple information sources. The investment process has three key stages:

Stock analysis

With support from Putnam’s global industry analysts, the fund’s manager screens over 1,000 stocks from across emerging markets to find the most attractive 250 candidates for the fund. He then analyzes these stocks with fundamental tools to find those with the most attractive valuations relative to their growth potential.

Macroeconomic factors

The fund’s manager incorporates valuable top-down, macroeconomic insights about individual emerging markets from Putnam’s global asset allocation group, emerging markets debt team, and currency investment unit.

Portfolio construction

Putnam’s proprietary risk management tools help in building a balanced portfolio of approximately 80 stocks, ensuring that the portfolio has exposure to diverse sources of return to mitigate risk.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Emerging Markets Equity Fund

Interview with your fund’s portfolio manager

Putnam Emerging Markets Equity Fund outperformed its benchmark by a wide margin during the six-month period ended February 28, 2013. What accounts for this positive result?

Stock selection was the key factor driving the fund’s relative performance. This extends particularly to stocks of companies based in China and the ASEAN region [Association of Southeast Asian Nations], where the markets and economies tended to benefit from strong government policy support.

Did the fund hold any derivatives that materially affected performance?

The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. During the period, the fund’s currency contract exposure, particularly to the South African rand, benefited the fund.

Politically, China experienced an important transition with the appointment of Xi Jinping as the country’s new leader. What are the policy and investment implications of this change?

It’s still a bit early to tell. In terms of policy, the new leadership has appeared to offer continuity of the prior regime’s approach to guiding China’s vast economy, but it has also offered a few hints at new directions. In the

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/13. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

Emerging Markets Equity Fund	5

early months since Xi Jinping’s ascension, his administration suggested that environmental and anti-corruption policy reforms would take on added importance. While they may pose a setback to markets in the short term, these new areas of emphasis could benefit the market over the longer term by increasing the overall quality of Chinese businesses while reducing the negative side effects of China’s rapid growth, industrialization, and urbanization.

Speaking of growth, though, economists generally have a hard time getting an accurate view of China’s growth around the time of Chinese New Year. If January shows strong business results, for example, it is unclear whether that means companies are having a good month or that they are restocking before the holiday, when businesses generally shut down for a full week. When you consider that the country has also been in the midst of an important political transition, it is hard to get anything but a mixed read on China’s growth to date in 2013. Against this backdrop, the recent run-up among Chinese stocks led us to trim the fund’s overall Chinese equity exposure near period-end. In particular, we cut back on a number of financial and property-related companies that experienced outsize gains during the reporting period, locking in profits for the fund.

During the period, Japan’s currency depreciated sharply against the currencies of some of its emerging Asian competitors, such as South Korea. Did this have an impact on emerging Asia Pac countries?

Like China, Japan underwent an important political transition during the period. Between the new government there and a new governor at the Bank of Japan, there has been a growing sense that the Japanese leadership change could bode well for the

Country allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Emerging Markets Equity Fund

long-suffering Japanese economy, beginning with a decline in its currency relative to other global currencies. Consequently, the Japanese equity market experienced particularly strong gains even as the yen underwent a steep decline, which had a positive impact on Japanese exporters in particular. As for countries like South Korea, whose currency, the won, rose against the yen, key industries like autos experienced a setback in the face of newfound strength among their Japanese counterparts. Whether this trend continues, of course, remains to be seen, but it will be a key factor to watch as 2013 progresses.

Turning to Latin America, do you expect recent problems in Argentina or political transition in Venezuela to have an impact on other countries in the region?

I expect the problems in Argentina and Venezuela will remain relatively isolated to those countries. The economies of Brazil and Mexico, by contrast, are much more important on the global stage. I believe that neither the current debt issues in Argentina that are bringing the country close to default nor the death of longtime Venezuelan President Hugo Chavez create a dangerous potential for contagion to other emerging or developed markets. What’s more, as of the end of the period, the portfolio is not invested in companies located in either country, so turmoil in the region is not likely to affect the fund directly.

Having said that, Venezuela’s path forward in terms of its level of oil production could potentially play a large role in the price of oil.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/13. Short-term holdings and derivatives, if any, are excluded. Holdings will vary over time.

Emerging Markets Equity Fund	7

This would be of particular importance for emerging markets on a global basis, as some countries, such as China and South Korea, benefit significantly from lower oil prices, while others — notably Russia — do better if the price of oil remains high.

Which stocks were top contributors to the fund’s performance?

Turk Hava, the top contributor, is a Turkish airline. A significant portion of the world’s population is within a four-hour plane ride from Istanbul. In effect, the city connects the Middle East to Africa, Asia, and Europe with equal ease. Turk Hava has been able to cash in on this unique geographical position, and has done it more cheaply and efficiently than its competitors.

Alliance Global, a Philippines-based conglomerate with operations in a range of industries, from food and beverage to real estate development and fast food restaurant chains, was another key contributor. While many companies in the conglomerates space in the Philippines were outperformers in prior quarters, Alliance Global was not. When we investigated why it was not performing particularly well, we discovered that, fundamentally, there should be nothing to hold it back. Eventually, the market came to the same realization, and the stock performed very well during the period as a result.

Ezion, the third-largest contributor, is a Singapore-based owner and operator of “lift boats,” which are used to service oil rigs. The company provides support to the offshore oil industry in the Pacific Basin, including supply transportation, logistics support, and rig servicing. The stock appreciated on the strength of higher capital expenditures for offshore drilling and rig maintenance in the region.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Emerging Markets Equity Fund

Which stocks were top detractors from the fund’s performance?

The depreciation of the Japanese yen versus the South Korean won had everything to do with two of the top detractors during the period — South Korean automaker Kia Motors and Hyundai Wia, a division of Hyundai Motors that focuses on machine tools and automated manufacturing technologies. As soon as the new Japanese leadership announced it would institute more accommodative monetary policies to weaken the yen, the market feared that the South Korean auto sector would become less competitive. From the beginning of September through the end of February, the won strengthened 23% versus the yen — a huge move in an extremely short period of time — and this took its toll on fund holdings Kia and Hyundai Wia. We trimmed the fund’s position in Kia and sold Hyundai Wia during the period given the uncertainty introduced by Japan’s newfound competitiveness.

Indian real estate developer Housing Development & Infrastructure (HDI) was another detractor from returns. We have a constructive view on India in general, as we believe Indian inflation has peaked and we see many Indian stocks as attractively valued. HDI, an out-of-benchmark position, reported lower-than-expected earnings in the fourth quarter, and this caused the stock to fall. Our thesis about the company has not changed, however, as we feel the company has a positive midrange outlook.

What is your sense of the major risks going forward for emerging-market equity investing?

At this stage, I think the biggest risk facing investors — in both emerging and developed markets — is complacency. Problems that scared the market most in 2011 and 2012 are now seemingly being brushed off as unimportant risks that do not pose a significant threat. Ongoing debt issues in Europe, for example, caused substantial risk aversion over the past two years. But today, a worsening recession coupled with political chaos in Italy doesn’t appear to have had more than a temporary impact on global investors’ views. Similarly, the market was quite fearful over the fiscal cliff in the United States as the new year turned, but then subsequently seems to have brushed off the tax and related issues as well as the negative impact of sequestration, and went on to new highs.

The VIX — a measure of implied or expected volatility — is very low at present; and the emerging markets VIX recently touched all-time lows. In this context of downplayed risk, we believe it is important to be even more risk aware. Trimming the fund’s exposure to China was one element of our risk management at work in the portfolio. But we will maintain our vigilance and trim or remove other positions that appear stretched in terms of their valuation or that seem particularly vulnerable to the potential impact of unexpected risks that may stem from geopolitical turmoil or credit market events.

Thank you, Daniel, for your insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Daniel J. Graña has an M.B.A. from Kellogg School of Management at Northwestern University and two B.S. degrees from the Massachusetts Institute of Technology. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1993.

Emerging Markets Equity Fund	9

IN THE NEWS

The global economy continues to expand, but the rate of expansion slowed recently. Manufacturing production and services activity worldwide both eased in February, according to data compiled by JPMorgan and Market Economics. Economic growth was led by the United States, followed by China, Germany, the United Kingdom, Brazil, India, Russia, and Ireland. The rate of increase, however, dropped in most of those countries, with the United States and Russia being the exceptions. Japan’s economic output, meanwhile, was stagnant. In the still-troubled eurozone, conditions weakened substantially in France, Italy, and Spain, with output contracting sharply in these countries’ manufacturing and services sectors. While the global economic deceleration was considered slight by most observers, the expansion rate hit a four-month low in February. As the employment picture improves in the United States and around the world, economists hope that jobs growth will spur further demand.

10	Emerging Markets Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)	(9/29/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	25.39%	18.18%	21.44%	19.49%	21.41%	21.41%	22.75%	18.45%	24.07%	26.84%
Annual average	5.26	3.86	4.50	4.12	4.49	4.49	4.75	3.91	5.01	5.53

3 years	11.01	4.63	8.59	5.87	8.60	8.60	9.30	5.48	10.24	11.75
Annual average	3.54	1.52	2.79	1.92	2.79	2.79	3.01	1.79	3.30	3.77

1 year	0.87	–4.93	0.21	–4.79	0.21	–0.79	0.44	–3.08	0.70	1.13

6 months	16.09	9.42	15.64	10.64	15.68	14.68	15.76	11.71	15.89	16.10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Emerging Markets Equity Fund	11

Comparative index returns For periods ended 2/28/13

		Lipper Emerging Markets Funds
	MSCI Emerging Markets Index (ND)	category average*

Life of fund	50.61%	46.47%
Annual average	9.72	8.79

3 years	21.12	18.84
Annual average	6.60	5.78

1 year	0.28	2.45

6 months	12.06	12.20

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, and life-of-fund periods ended 2/28/13, there were 583, 545, 347, and 287 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/28/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	1		1	1

Income	$0.045		—	—	$0.003		$0.038	$0.071

Capital gains	—		—	—	—		—	—

Total	$0.045		—	—	$0.003		$0.038	$0.071

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/12	$8.68	$9.21	$8.44	$8.42	$8.52	$8.83	$8.62	$8.78

2/28/13	10.03	10.64	9.76	9.74	9.86	10.22	9.95	10.12

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)	(9/29/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	22.89%	15.82%	18.95%	17.04%	18.92%	18.92%	20.26%	16.05%	21.57%	24.45%
Annual average	4.68	3.31	3.93	3.55	3.92	3.92	4.18	3.36	4.43	4.98

3 years	0.62	–5.17	–1.50	–3.97	–1.52	–1.52	–0.82	–4.29	–0.10	1.44
Annual average	0.21	–1.75	–0.50	–1.34	–0.51	–0.51	–0.27	–1.45	–0.03	0.48

1 year	2.13	–3.74	1.49	–3.51	1.49	0.49	1.72	–1.84	1.97	2.49

6 months	8.17	1.95	7.78	2.78	7.80	6.80	7.97	4.19	8.04	8.37

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

12	Emerging Markets Equity Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/12*	1.53%	2.28%	2.28%	2.03%	1.78%	1.28%

Total annual operating expenses
for the fiscal year ended 8/31/12	1.71%	2.46%	2.46%	2.21%	1.96%	1.46%

Annualized expense ratio for the
six-month period ended 2/28/13†	1.52%	2.27%	2.27%	2.02%	1.77%	1.27%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/13.

† Includes a decrease of 0.14% from annualizing the performance fee adjustment for the six months ended 2/28/13.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2012, to February 28, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.14	$12.14	$12.14	$10.81	$9.47	$6.80

Ending value (after expenses)	$1,160.90	$1,156.40	$1,156.80	$1,157.60	$1,158.90	$1,161.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Emerging Markets Equity Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2013, use the following calculation method. To find the value of your investment on September 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.60	$11.33	$11.33	$10.09	$8.85	$6.36

Ending value (after expenses)	$1,017.26	$1,013.54	$1,013.54	$1,014.78	$1,016.02	$1,018.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Emerging Markets Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Emerging Markets Equity Fund	15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2013, Putnam employees had approximately $366,000,000 and the Trustees had approximately $87,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Emerging Markets Equity Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Emerging Markets Equity Fund	17

The fund’s portfolio 2/28/13 (Unaudited)

COMMON STOCKS (97.2%)*	Shares	Value

Aerospace and defense (0.6%)
Embraer SA ADR (Brazil)	6,318	$214,433

		214,433
Airlines (2.8%)
Aeroflot — Russian Airlines OJSC (Russia) †	122,170	212,097

China Eastern Airlines Corporation Limited (China) †	460,000	197,105

Copa Holdings SA Class A (Panama)	2,954	308,457

Turk Hava Yollari (Turkey) †	75,854	314,246

		1,031,905
Auto components (1.8%)
Delphi Automotive PLC (United Kingdom) †	4,526	189,413

Hyundai Mobis Co., Ltd. (South Korea)	1,681	484,157

		673,570
Automobiles (3.1%)
Ford Otomotiv Sanayi AS (Turkey)	22,431	264,435

Kia Motors Corp. (South Korea)	5,509	282,892

Maruti Suzuki India, Ltd. (India)	6,519	162,270

Tata Motors, Ltd. (India)	75,521	405,206

		1,114,803
Beverages (1.6%)
Companhia de Bebidas das Americas (AmBev) ADR
(Preference) (Brazil)	6,988	310,127

SABMiller PLC (United Kingdom)	5,255	259,030

		569,157
Building products (1.3%)
China Liansu Group Holdings, Ltd. (China)	329,000	229,833

Sung Kwang Bend Co., Ltd. (South Korea)	10,702	235,148

		464,981
Commercial banks (17.7%)
Agricultural Bank of China, Ltd. (China)	758,000	391,156

Bank Mandiri (Persero) Tbk PT (Indonesia)	426,000	442,339

China Construction Bank Corp. (China)	808,000	667,415

Chongqing Rural Commercial Bank (China)	518,000	290,882

CIMB Group Holdings Berhad (Malaysia)	129,600	301,688

Credicorp, Ltd. (Peru)	1,326	198,873

Erste Group Bank AG (Czech Republic) †	6,968	223,319

Grupo Financiero Banorte SAB de CV (Mexico)	56,011	414,228

Hana Financial Group, Inc. (South Korea)	7,880	292,872

ICICI Bank, Ltd. (India)	11,309	215,773

Industrial and Commercial Bank of China, Ltd. (China)	1,125,000	808,633

Jammu & Kashmir Bank, Ltd. (India)	9,776	225,826

Kasikornbank PCL NVDR (Thailand)	49,100	348,644

PT Bank Rakyat Indonesia (Persero) Tbk (Indonesia)	529,000	515,999

Sberbank of Russia ADR (Russia)	61,747	852,324

Security Bank Corp. (Philippines)	61,520	267,011

		6,456,982
Communications equipment (0.6%)
Wistron NeWeb Corp. (Taiwan)	110,963	198,872

		198,872

18	Emerging Markets Equity Fund

COMMON STOCKS (97.2%)* cont.	Shares	Value

Computers and peripherals (1.9%)
Asustek Computer, Inc. (Taiwan)	14,000	$170,868

Casetek Holdings, Ltd. (Taiwan) †	36,000	173,529

Pegatron Corp. (Taiwan) †	253,000	345,348

		689,745
Construction and engineering (3.6%)
China Railway Group, Ltd. Class H (China)	369,000	200,405

CTCI Corp. (Taiwan)	114,000	227,541

Daelim Industrial Co., Ltd. (South Korea)	3,062	271,826

Jaypee Infratech, Ltd. (India) †	156,121	128,802

Samsung Engineering Co., Ltd. (South Korea)	980	138,718

Surya Semesta Internusa Tbk PT (Indonesia)	2,202,500	341,939

		1,309,231
Construction materials (4.4%)
Cemex Latam Holdings SA (Colombia) †	27,674	205,818

CEMEX SAB de CV ADR (Mexico) †	25,100	269,574

China National Building Material Co., Ltd. (China)	126,000	191,713

China Shanshui Cement Group, Ltd. (China)	413,000	295,833

PT Indocement Tunggal Prakarsa Tbk (Indonesia)	143,500	325,201

Siam Cement PCL NVDR (Thailand)	20,600	321,480

		1,609,619
Consumer finance (0.8%)
Samsung Card Co., Ltd. (South Korea)	8,240	296,279

		296,279
Diversified consumer services (0.7%)
Anhanguera Educacional Participacoes SA (Brazil)	12,500	258,917

		258,917
Diversified financial services (2.3%)
BM&F Bovespa SA (Brazil)	28,000	189,694

FirstRand, Ltd. (South Africa)	50,159	171,328

Power Finance Corp., Ltd. (India)	68,045	252,171

Rural Electrification Corp., Ltd. (India)	53,034	222,997

		836,190
Diversified telecommunication services (0.8%)
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	266,000	290,140

		290,140
Electric utilities (1.5%)
Manila Electric Co. (Philippines)	39,930	308,365

Power Grid Corp. of India, Ltd. (India)	130,165	249,258

		557,623
Electrical equipment (0.6%)
Harbin Electric Co., Ltd. (China)	236,000	205,832

		205,832
Electronic equipment, instruments, and components (3.0%)
Hollysys Automation Technologies, Ltd. (China) †	8,598	107,217

Hon Hai Precision Industry Co., Ltd. (Taiwan)	199,679	554,752

TPK Holding Co., Ltd. (Taiwan)	14,000	265,774

Tripod Technology Corp. (Taiwan)	73,900	153,505

		1,081,248
Energy equipment and services (1.2%)
Eurasia Drilling Co., Ltd. GDR (Russia)	6,473	247,805

Ezion Holdings, Ltd. (Singapore)	122,000	196,146

		443,951

Emerging Markets Equity Fund	19

COMMON STOCKS (97.2%)* cont.	Shares	Value

Food and staples retail (2.8%)
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR
(Preference) (Brazil)	6,581	$333,525

Magnit OJSC GDR (Russia)	9,137	387,726

Shoprite Holdings, Ltd. (South Africa)	16,524	315,152

		1,036,403
Food products (1.9%)
First Resources, Ltd. (Singapore)	100,000	156,838

Golden Agri-Resources, Ltd. (Singapore)	354,000	185,314

M Dias Branco SA (Brazil)	3,802	145,980

Sao Martinho SA (Brazil)	15,273	215,276

		703,408
Health-care providers and services (1.0%)
Diagnosticos da America SA (Brazil)	28,900	199,295

Sinopharm Group Co. (China)	57,600	182,169

		381,464
Hotels, restaurants, and leisure (1.0%)
Kangwon Land, Inc. (South Korea)	12,630	383,142

		383,142
Household durables (1.1%)
Coway Co., Ltd. (South Korea)	8,830	406,339

		406,339
Industrial conglomerates (1.1%)
Alliance Global Group, Inc. (Philippines)	283,800	139,601

Enka Insaat ve Sanayi AS (Turkey)	85,085	259,074

		398,675
Insurance (1.8%)
Discovery Holdings, Ltd. (South Africa)	40,462	337,225

Porto Seguro SA (Brazil)	24,183	320,705

		657,930
Internet software and services (2.2%)
NHN Corp. (South Korea)	862	208,627

Tencent Holdings, Ltd. (China)	4,900	169,546

Yandex NV Class A (Russia) †	18,050	418,580

		796,753
IT Services (0.8%)
HCL Technologies, Ltd. (India)	22,424	298,367

		298,367
Machinery (0.5%)
China Automation Group, Ltd. (China)	647,000	173,597

		173,597
Media (1.1%)
Grupo Televisa, S.A.B ADR (Mexico)	14,600	391,718

		391,718
Metals and mining (1.4%)
MMG, Ltd. (Australia) †	624,000	276,597

Vale SA ADR (Preference) (Brazil)	8,463	155,465

Vale SA ADR (Brazil)	4,239	80,499

		512,561
Multiline retail (0.5%)
Mitra Adiperkasa Tbk PT (Indonesia)	210,000	169,534

		169,534

20	Emerging Markets Equity Fund

COMMON STOCKS (97.2%)* cont.	Shares	Value

Oil, gas, and consumable fuels (9.2%)
Cairn India, Ltd. (India)	41,618	$228,520

China Shenhua Energy Co., Ltd. (China)	48,500	183,347

CNOOC, Ltd. (China)	329,000	642,751

Dragon Oil PLC (Turkmenistan)	35,389	331,043

Lukoil OAO ADR (Russia)	13,389	866,698

Pacific Rubiales Energy Corp. (Colombia)	13,611	333,263

Petroleo Brasileiro SA ADR (Preference) (Brazil)	25,806	431,734

Petroleo Brasileiro SA ADR (Brazil)	7,458	109,409

Surgutneftegas OAO (Preference) (Russia) †	334,056	246,453

		3,373,218
Pharmaceuticals (0.7%)
Dong-A Pharmaceutical Co., Ltd. (South Korea)	2,341	269,388

		269,388
Real estate management and development (5.8%)
Amata Corp. PLC (Thailand)	258,500	221,571

BR Malls Participacoes SA (Brazil)	26,673	344,968

BR Properties SA (Brazil)	12,800	159,079

C C Land Holdings, Ltd. (China)	623,203	204,448

China Overseas Grand Oceans Group, Ltd. (China)	315,000	443,085

China Overseas Land & Investment, Ltd. (China)	126,000	382,958

Housing Development & Infrastructure, Ltd. (India) †	114,965	127,686

Huaku Development Co., Ltd. (Taiwan)	91,000	226,464

		2,110,259
Semiconductors and semiconductor equipment (8.3%)
Samsung Electronics Co., Ltd. (South Korea)	1,535	2,181,585

SK Hynix, Inc. (South Korea) †	22,210	540,681

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	88,889	313,236

		3,035,502
Software (0.6%)
Changyou.com, Ltd. ADR (China)	7,748	230,890

		230,890
Specialty retail (0.7%)
Foschini Group, Ltd. (The) (South Africa)	22,056	261,462

		261,462
Textiles, apparel, and luxury goods (0.8%)
Compagnie Financiere Richemont SA (Switzerland)	34,673	276,836

		276,836
Trading companies and distributors (0.5%)
Barloworld, Ltd. (South Africa)	19,123	195,538

		195,538
Transportation infrastructure (1.6%)
Airports of Thailand PCL (Thailand)	56,100	222,514

TAV Havalimanlari Holding AS (Turkey)	61,144	371,967

		594,481
Wireless telecommunication services (1.5%)
America Movil SAB de CV ADR Ser. L (Mexico)	9,370	195,739

Turkcell Iletisim Hizmetleri AS (Turkey) †	52,793	349,974

		545,713

Total common stocks (cost $31,154,233)		$35,506,656

Emerging Markets Equity Fund	21

INVESTMENT COMPANIES (0.6%)*	Shares	Value

CSOP FTSE China A50 ETF (China) †	45,800	$65,208

iShares FTSE A50 China Index ETF (China)	112,700	166,115

Total investment companies (cost $222,435)		$231,323

SHORT-TERM INVESTMENTS (2.6%)*	Shares	Value

Putnam Short Term Investment Fund 0.10% L	954,121	$954,121

Total short-term investments (cost $954,121)		$954,121

TOTAL INVESTMENTS

Total investments (cost $32,330,789)		$36,692,100

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
NVDR	Non-voting Depository Receipt
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2012 through February 28, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $36,534,354.

† Non-income-producing security.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

China	17.5%	Philippines	1.9%

South Korea	16.3	Colombia	1.5

Brazil	9.5	Singapore	1.5

Russia	8.8	United Kingdom	1.2

Taiwan	7.2	Turkmenistan	0.9

India	6.9	Panama	0.8

Indonesia	5.7	Malaysia	0.8

Turkey	4.3	Switzerland	0.8

South Africa	3.5	Australia	0.7

Mexico	3.5	Czech Republic	0.6

Thailand	3.0	Peru	0.5

United States	2.6	Total	100.0%

22	Emerging Markets Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$840,048	$3,096,273	$—

Consumer staples	1,004,908	1,304,060	—

Energy	1,120,859	2,696,310	—

Financials	1,849,118	8,508,522	—

Health care	199,295	451,557	—

Industrials	957,501	3,631,172	—

Information technology	930,216	5,401,161	—

Materials	711,356	1,410,824	—

Telecommunication services	195,739	640,114	—

Utilities	—	557,623	—

Total common stocks	7,809,040	27,697,616	—

Investment companies	—	231,323	—

Short-term investments	954,121	—	—

Totals by level	$8,763,161	$27,928,939	$—

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund	23

Statement of assets and liabilities 2/28/13 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $31,376,668)	$35,737,979
Affiliated issuers (identified cost $954,121) (Note 6)	954,121

Cash	14,563

Foreign currency (cost $102,506) (Note 1)	102,300

Dividends, interest and other receivables	73,897

Receivable for shares of the fund sold	98,371

Receivable for investments sold	792,931

Total assets	37,774,162

LIABILITIES

Payable for investments purchased	970,497

Payable for shares of the fund repurchased	103,949

Payable for compensation of Manager (Note 2)	8,658

Payable for custodian fees (Note 2)	21,157

Payable for investor servicing fees (Note 2)	15,539

Payable for Trustee compensation and expenses (Note 2)	3,937

Payable for administrative services (Note 2)	417

Payable for distribution fees (Note 2)	14,218

Other accrued expenses	101,436

Total liabilities	1,239,808

Net assets	$36,534,354

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$40,776,580

Accumulated net investment loss (Note 1)	(76,333)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(8,474,306)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	4,308,413

Total — Representing net assets applicable to capital shares outstanding	$36,534,354

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($24,101,541 divided by 2,402,440 shares)	$10.03

Offering price per class A share (100/94.25 of $10.03)*	$10.64

Net asset value and offering price per class B share ($2,363,410 divided by 242,237 shares)**	$9.76

Net asset value and offering price per class C share ($2,387,747 divided by 245,172 shares)**	$9.74

Net asset value and redemption price per class M share ($525,647 divided by 53,309 shares)	$9.86

Offering price per class M share (100/96.50 of $9.86)*	$10.22

Net asset value, offering price and redemption price per class R share
($219,664 divided by 22,081 shares)	$9.95

Net asset value, offering price and redemption price per class Y share
($6,936,345 divided by 685,088 shares)	$10.12

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24	Emerging Markets Equity Fund

Statement of operations Six months ended 2/28/13 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $19,864)	$201,643

Interest (including interest income of $484 from investments in affiliated issuers) (Note 6)	684

Total investment income	202,327

EXPENSES

Compensation of Manager (Note 2)	136,603

Investor servicing fees (Note 2)	47,961

Custodian fees (Note 2)	24,801

Trustee compensation and expenses (Note 2)	1,477

Distribution fees (Note 2)	53,432

Administrative services (Note 2)	585

Auditing and tax fees	28,531

Other	15,397

Fees waived and reimbursed by Manager (Note 2)	(36,242)

Total expenses	272,545

Expense reduction (Note 2)	(2,017)

Net expenses	270,528

Net investment loss	(68,201)

Net realized gain on investments (net of foreign tax of $45,800) (Notes 1 and 3)	1,082,275

Net realized gain on foreign currency transactions (Note 1)	62,420

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(547)

Net unrealized appreciation of investments (net of foreign tax of $52,395) during the period	3,964,984

Net gain on investments	5,109,132

Net increase in net assets resulting from operations	$5,040,931

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund	25

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/28/13*	Year ended 8/31/12

Operations:
Net investment income (loss)	$(68,201)	$293,006

Net realized gain (loss) on investments
and foreign currency transactions	1,144,695	(9,485,566)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	3,964,437	3,443,615

Net increase (decrease) in net assets resulting
from operations	5,040,931	(5,748,945)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(109,909)	(64,666)

Class B	—	(5,432)

Class C	—	(5,155)

Class M	(149)	(960)

Class R	(755)	(199)

Class Y	(45,126)	(12,199)

Net realized short-term gain on investments

Class A	—	(1,720,982)

Class B	—	(144,570)

Class C	—	(137,199)

Class M	—	(25,542)

Class R	—	(5,294)

Class Y	—	(324,649)

From net realized long-term gain on investments
Class A	—	(818,003)

Class B	—	(68,716)

Class C	—	(65,212)

Class M	—	(12,141)

Class R	—	(2,517)

Class Y	—	(154,310)

Increase in capital from settlement payments	—	24,238

Redemption fees (Note 1)	1,376	6,784

Decrease from capital share transactions (Note 4)	(203,795)	(5,832,026)

Total increase (decrease) in net assets	4,682,573	(15,117,695)

NET ASSETS

Beginning of period	31,851,781	46,969,476

End of period (including accumulated net investment
loss of $76,333 and undistributed net investment income
of $147,807, respectively)	$36,534,354	$31,851,781

* Unaudited

The accompanying notes are an integral part of these financial statements.

26	Emerging Markets Equity Fund

This page left blank intentionally.

Emerging Markets Equity Fund	27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [c]	turnover (%)

Class A
February 28, 2013 **	$8.68	(.02)	1.42	1.40	(.05)	—	(.05)	— [e]	—	$10.03	16.09 *	$24,102	.75 *	(.17) *	69 *
August 31, 2012	11.00	.08	(1.40)	(1.32)	(.03)	(.98)	(1.01)	— [e]	.01 [f]	8.68	(11.57)	23,060	1.54	.84	89
August 31, 2011	11.19	.04	.57	.61	—	(.80)	(.80)	— [e]	—	11.00	4.65	36,188	1.67	.36	145
August 31, 2010	10.32	.04	1.31	1.35	(.05)	(.43)	(.48)	— [e]	—	11.19	13.09	27,796	1.77	.31	212
August 31, 2009†	10.00	.08	.23	.31	—	—	—	.01	—	10.32	3.20*	15,707	1.72*	.94*	147*

Class B
February 28, 2013 **	$8.44	(.05)	1.37	1.32	—	—	—	— [e]	—	$9.76	15.64 *	$2,363	1.13 *	(.53) *	69 *
August 31, 2012	10.80	.02	(1.38)	(1.36)	(.03)	(.98)	(1.01)	— [e]	.01 [f]	8.44	(12.19)	2,119	2.29	.17	89
August 31, 2011	11.07	(.05)	.58	.53	—	(.80)	(.80)	— [e]	—	10.80	3.95	2,446	2.42	(.41)	145
August 31, 2010	10.25	(.06)	1.31	1.25	— [e]	(.43)	(.43)	— [e]	—	11.07	12.25	2,194	2.52	(.49)	212
August 31, 2009†	10.00	.02	.22	.24	—	—	—	.01	—	10.25	2.50 *	1,909	2.41 *	.20 *	147 *

Class C
February 28, 2013 **	$8.42	(.05)	1.37	1.32	—	—	—	— [e]	—	$9.74	15.68 *	$2,388	1.13 *	(.55) *	69 *
August 31, 2012	10.78	.02	(1.38)	(1.36)	(.03)	(.98)	(1.01)	— [e]	.01 [f]	8.42	(12.23)	1,927	2.29	.17	89
August 31, 2011	11.05	(.04)	.57	.53	—	(.80)	(.80)	— [e]	—	10.78	3.96	2,279	2.42	(.31)	145
August 31, 2010	10.25	(.04)	1.29	1.25	(.02)	(.43)	(.45)	— [e]	—	11.05	12.22	1,295	2.52	(.34)	212
August 31, 2009†	10.00	.01	.23	.24	—	—	—	.01	—	10.25	2.50 *	370	2.41 *	.05 *	147 *

Class M
February 28, 2013 **	$8.52	(.04)	1.38	1.34	— [e]	—	— [e]	— [e]	—	$9.86	15.76 *	$526	1.00 *	(.41) *	69 *
August 31, 2012	10.87	.04	(1.39)	(1.35)	(.03)	(.98)	(1.01)	— [e]	.01 [f]	8.52	(12.01)	437	2.04	.46	89
August 31, 2011	11.11	(.02)	.58	.56	—	(.80)	(.80)	— [e]	—	10.87	4.22	433	2.17	(.13)	145
August 31, 2010	10.27	(.02)	1.31	1.29	(.02)	(.43)	(.45)	— [e]	—	11.11	12.59	362	2.27	(.20)	212
August 31, 2009†	10.00	.04	.22	.26	—	—	—	.01	—	10.27	2.70 *	281	2.18 *	.41 *	147 *

Class R
February 28, 2013 **	$8.62	(.03)	1.40	1.37	(.04)	—	(.04)	— [e]	—	$9.95	15.89 *	$220	.88 *	(.30) *	69 *
August 31, 2012	10.95	.08	(1.41)	(1.33)	(.03)	(.98)	(1.01)	— [e]	.01 [f]	8.62	(11.72)	177	1.79	.84	89
August 31, 2011	11.16	.04	.55	.59	—	(.80)	(.80)	— [e]	—	10.95	4.48	73	1.92	.31	145
August 31, 2010	10.29	.02	1.29	1.31	(.01)	(.43)	(.44)	— [e]	—	11.16	12.81	22	2.02	.20	212
August 31, 2009†	10.00	.06	.23	.29	—	—	—	— [e]	—	10.29	2.90 *	10	1.95 *	.78 *	147 *

Class Y
February 28, 2013 **	$8.78	— [e]	1.41	1.41	(.07)	—	(.07)	— [e]	—	$10.12	16.10 *	$6,936	.63 *	(.04) *	69 *
August 31, 2012	11.08	.11	(1.41)	(1.30)	(.03)	(.98)	(1.01)	— [e]	.01 [f]	8.78	(11.28)	4,132	1.29	1.14	89
August 31, 2011	11.23	.07	.58	.65	—	(.80)	(.80)	— [e]	—	11.08	5.01	5,550	1.42	.60	145
August 31, 2010	10.35	.07	1.30	1.37	(.06)	(.43)	(.49)	— [e]	—	11.23	13.29	3,990	1.52	.59	212
August 31, 2009†	10.00	.11	.23	.34	—	—	—	.01	—	10.35	3.50 *	1,871	1.49 *	1.19 *	147 *

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28	Emerging Markets Equity Fund	Emerging Markets Equity Fund	29

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period September 29, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 28, 2013	0.10%

August 31, 2012	0.18

August 31, 2011	0.15

August 31, 2010	0.46

August 31, 2009	4.57

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to $0.01 per share outstanding on November 29, 2011.

The accompanying notes are an integral part of these financial statements.

30	Emerging Markets Equity Fund

Notes to financial statements 2/28/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2012 through February 28, 2013.

Putnam Emerging Markets Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of emerging market companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Emerging markets include countries in the MSCI Emerging Markets Index or that Putnam Management considers to be emerging markets based on Putnam Management’s evaluation of their level of economic development or the size and experience of their securities markets. The fund invests significantly in small and midsize companies. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013 and held for 90 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after January 2, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820).

Emerging Markets Equity Fund	31

If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

32	Emerging Markets Equity Fund

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or

Emerging Markets Equity Fund	33

unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2012, the fund had a capital loss carryover of $817,958 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$630,356	$187,602	$817,958	*

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $8,524,452 recognized during the period between November 1, 2011 and August 31, 2012 to its fiscal year ending August 31, 2013.

The aggregate identified cost on a tax basis is $32,607,380, resulting in gross unrealized appreciation and depreciation of $5,411,806 and $1,327,086, respectively, or net unrealized appreciation of $4,084,720.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,

1.030%	of the next $5 billion,	0.860%	of the next $50 billion,

0.980%	of the next $10 billion,	0.850%	of the next $100 billion and

0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated

34	Emerging Markets Equity Fund

by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI Emerging Markets Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.463% of the fund’s average net assets before a decrease of $24,156 (0.070% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through December 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $36,242 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$32,689	Class R	267

Class B	3,133	Class Y	8,255

Class C	2,973	Total	$47,961

Class M	644

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period,

Emerging Markets Equity Fund	35

the fund’s expenses were reduced by $42 under the expense offset arrangements and by $1,975 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $26, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$29,381	Class M	1,730

Class B	11,233	Class R	477

Class C	10,611	Total	$53,432

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $5,278 and $1 from the sale of class A and class M shares, respectively, and received $777 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $23,151,147 and $23,525,617, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

36	Emerging Markets Equity Fund

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/28/13		Year ended 8/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	420,950	$4,060,068	536,551	$5,019,217

Shares issued in connection with
reinvestment of distributions	11,127	107,156	289,059	2,419,420

	432,077	4,167,224	825,610	7,438,637

Shares repurchased	(684,921)	(6,488,456)	(1,459,116)	(13,550,719)

Net decrease	(252,844)	$(2,321,232)	(633,506)	$(6,112,082)

	Six months ended 2/28/13		Year ended 8/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	24,051	$221,313	87,691	$793,315

Shares issued in connection with
reinvestment of distributions	—	—	24,596	200,955

	24,051	221,313	112,287	994,270

Shares repurchased	(32,946)	(302,038)	(87,655)	(789,218)

Net increase (decrease)	(8,895)	$(80,725)	24,632	$205,052

	Six months ended 2/28/13		Year ended 8/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	58,795	$551,646	61,268	$544,076

Shares issued in connection with
reinvestment of distributions	—	—	24,252	197,898

	58,795	551,646	85,520	741,974

Shares repurchased	(42,397)	(389,009)	(68,159)	(601,406)

Net increase	16,398	$162,637	17,361	$140,568

	Six months ended 2/28/13		Year ended 8/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	6,693	$64,451	16,022	$147,999

Shares issued in connection with
reinvestment of distributions	16	149	4,690	38,643

	6,709	64,600	20,712	186,642

Shares repurchased	(4,634)	(43,216)	(9,331)	(84,284)

Net increase	2,075	$21,384	11,381	$102,358

	Six months ended 2/28/13		Year ended 8/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	5,809	$56,314	14,540	$127,642

Shares issued in connection with
reinvestment of distributions	79	755	963	8,010

	5,888	57,069	15,503	135,652

Shares repurchased	(4,407)	(41,303)	(1,558)	(14,475)

Net increase	1,481	$15,766	13,945	$121,177

Emerging Markets Equity Fund	37

	Six months ended 2/28/13		Year ended 8/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	290,546	$2,734,709	120,712	$1,147,621

Shares issued in connection with
reinvestment of distributions	3,783	36,735	47,200	398,369

	294,329	2,771,444	167,912	1,545,990

Shares repurchased	(79,994)	(773,069)	(197,932)	(1,835,089)

Net increase (decrease)	214,335	$1,998,375	(30,020)	$(289,099)

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Forward currency contracts (contract amount)	$860,000

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1) (there were no unrealized gains or losses on derivative instruments):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$64,805	$64,805

Total	$64,805	$64,805

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliates	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$493,369	$6,630,961	$7,124,330	$472	$—

Putnam Short Term
Investment Fund*	—	954,121	—	12	954,121

Totals	$493,369	$7,585,082	$7,124,330	$484	$954,121

Market values are shown for those securities affiliated during the reporting period.

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

38	Emerging Markets Equity Fund

Note 8: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Emerging Markets Equity Fund	39

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund®
The Putnam Fund for Growth and Income	Absolute Return 300 Fund®
International Value Fund	Absolute Return 500 Fund®
Multi-Cap Value Fund	Absolute Return 700 Fund®
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

40	Emerging Markets Equity Fund

Global Sector	Putnam RetirementReady® Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Dynamic Asset Allocation
Conservative Fund	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation Growth Fund	Retirement Income Fund Lifestyle 2
Dynamic Risk Allocation Fund	Retirement Income Fund Lifestyle 3

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Emerging Markets Equity Fund	41

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

42	Emerging Markets Equity Fund

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Emerging Markets Equity Fund	43

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

44	Emerging Markets Equity Fund

This report is for the information of shareholders of Putnam Emerging Markets Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA065
279989 4/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 26, 2013